Exhibit 99.1

 Investor Presentation  December 2024  Driving Value in Dermatology   Matching Patients with Clinics for a Win-Win-Win Outcome  NASDAQ: SSKN

 Safe Harbor Statement  2  This presentation includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks, uncertainties and other factors.   All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including any statements of the plans, strategies and objectives of management for future operations; any statements regarding product development, product extensions, product integration or product marketing; any statements regarding continued compliance with government regulations, changing legislation or regulatory environments; any statements of expectation or belief and any statements of assumptions underlying any of the foregoing. In addition, there are risks and uncertainties related to successfully integrating the products and employees of the Company, as well as the ability to ensure continued regulatory compliance, performance and/or market growth.  These risks, uncertainties and other factors, and the general risks associated with the businesses of the Company described in the reports and other documents filed with the SEC, could cause actual results to differ materially from those referred to, implied or expressed in the forward-looking statements.  The Company cautions readers not to rely on these forward-looking statements.  All forward-looking statements are based on information currently available to the Company and are qualified in their entirety by this cautionary statement.  The Company anticipates that subsequent events and developments will cause its views to change.  The information contained in this presentation speaks as of the date hereof and the Company has or undertakes no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise.

 About Us  3  STRATA Skin Sciences is a medical technology company offering advanced medical devices for the in-office treatment of life-altering dermatological conditions.  $38B Market Opportunity Across Psoriasis, Vitiligo, Eczema, and Acne markets  Experienced Management with 20+ Year History in Dermatology Market  Leading Global Provider of Dermatology In-Office Medical Procedures  Stock Symbol  NASDAQ: SSKN  Stock Price (as of 11/26/24)  $2.96  Shares Outstanding (as of 8/12/24)  4.2M   Market Cap   $12M  Cash & Equivalents*   $8.4M  Debt*  $15.2  Enterprise Value   $19M  Options*  Warrants*  501,726 @ $8.36 WAEP  80,000 @ $8.80 WAEP  Inside Ownership (%):  ~39%  Capitalization Table  * As of 9/30/24

 Addressing $38B Dermatology Market Psoriasis - $20.1B1, Vitiligo - $1.2B2, Eczema - $11.8B3, Acne - $5.5B4  4  30M Patients in the U.S.  Psoriasis – 8M / Vitiligo - 5M / Eczema - 18M  Fortune Business Insights Market Report 2019; 2016-2018 historical, 2019 base year, 2020-2027 projected  Fortune Business Insights Market Report 2018; 2015-2017 historical, 2018 base year, 2019-2026 projected  Market Data Forecast Analysis Report 2020; 2020 base year, 2021-2026 projected  Strata Skin Sciences  50M+ Acne Patients in the U.S.

 Affiliated Academic Institutions  STRATA has placed over 50 XTRAC® machines in residency programs across academic institutions  5  Affiliated Academic Institutions  STRATA devices are available at over 50 academic institutes that offer dermatology residency programs  5

 Management Team  Sales and Operational Dermatology Experience  Chief Executive Officer  Dr. Dolev Rafaeli  V.P. Finance  John Gillings  Chief Operating Officer Shmuel Gov  6

STRATA Investment Highlights

Unique and Proven Business Model

- Best-in-class Excimer Laser technologies
- Recurring revenue driven by DTC and growing installed base
  - Installed base of 873 XTRAC® domestic devices for Psoriasis, Vitiligo, and Eczema treatments
  - Installed base of 135 TheraClear®X domestic devices for Acne treatments
  - Installed base of ~1700 XTRAC® and VTRAC® devices internationally
- Providing "business in a box" for dermatology practices without an upfront capital spend by practices
- Over 300 peer-reviewed, published clinical studies

A Win-Win-Win Business Model

- For patients – safest, most effective, minimal side effects
- For clinics – stable increased revenue base
- For Payers – the cheapest treatment available

Opportunity for Renewed Growth in U.S. in Recurring Revenue per Device

- Re-emphasis on DTC marketing in U.S. with near-term opportunity of increasing recurring revenue/device by 40%
- More rigorous sales and marketing strategy and process in place
- Both initiatives could collectively grow revenue by double digit percent and help return the company to positive cash flow



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STRATA SKIN SCIENCES

 3Q24 Financial Highlights  8  Revenue  Total revenue $8.8M (-1% YOY) vs. $8.9M 3Q23  Global net recurring revenue $5.4M (+2% YOY) vs. $5.3M 3Q23  Gross domestic XTRAC® recurring billings $4.8M (-2% YOY) vs. $4.9M 3Q23  Revenue per domestic XTRAC® system $5,332 (+2% YOY) on 873 systems vs. $5,233 on 929 systems in 3Q23  Gross Margin  60.3% (+430 bps YOY) vs. 56.0% in 3Q23  Operating Expenses  $5.2M (-7% YOY) (excluding one-time accrual expense) vs. $5.6M 3Q23  Operating Income  Non-GAAP operating profit (excluding accrual item) $128,000   First time generating positive operating profit since early 2018

 Core Domestic Business Model

 A True Partnership – A Complete Business Solution  10  No upfront capital expense; instead, it’s a fee-per-use business model  Complete business solution includes a suite of value-added support services to maximize practice’s success  Clinical Support  Reimbursement Support  Call Center Support  Field Service Support  Consumables and Parts  Device Upgrades  Co-pay Support  DTC Marketing  PartnershipProgram

 ~900 Partner Dermatology Clinics with 3,000+ Dermatology Providers Across the U.S.  11  Overview  873 Partner XTRAC® clinics + >150 sold XTRAC® devices  135 TheraClear®X clinics  3 Regions / 23 Sales Territories / 1 National Accounts Manager  15 Field Service Techs  In-house call center and insurance benefits team  4 Clinical specialists

 Practice Development Program  In-Office Patient Education Materials for psoriasis, vitiligo & atopic dermatitis:  Patient Brochures  Counter Cards  In Office Branding  “Patient-Directed” marketing initiative:  Patient Education Mailings  Outreach Programs  Eblasts  12  12

 Marketing Support Drives Additional Patient Awareness  13  Patient Eblasts  Direct Mailers   In-office Branding  Social Media  Trade Shows  Clinical Webinars

 DTC Advertising Generates Direct and Indirect Appointments in Partner Clinics   14  See XTRAC® ad on Facebook, Google and Instagram  Click on the ad to go to an XTRAC® page  Leave their contact information  In-house call center team confirms appointment and insurance benefits  Show in the office  Convert to XTRAC®  Stay on XTRAC®  Patient Journey

DTC Model Driver

Core Business Refocused to DRIVE Recurring Revenue Model



Leads
Appointments
RDX Charts (New Patient Charts)
50,000
40,000
30,000
20,000
10,000
0
21,939
4,011
18,733
47,429
6,203
22,711
19,223
2,729
15,555
33,164
4,896
21,332
19,698
2,830
15,965
185
38
11,787
2018
2019
2020
2021
2022
2023
1
2
1
3
1. Recurring Revenue model in practice.
2. Pandemic reduces in-person appointments, company pivots to device sales over recurring model.
3. Device sales model stays in tact as pandemic eases.

	2018	2019	2020	2021	2022	2023
Net U.S. Recurring Revenue	$21.1M	$23.6M	$16.8M	$21.2M	$21.6M	$20.2M
Change in US Recurring Revenue		+12%	-29%	+26%	+2%	-6%

Significant opportunity to increase ARR back to 2019 levels using proven DTC strategies that should yield appreciable incremental revenue and at higher incremental margins, allowing the Company to become cash flow positive again

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 International Sales Operations  India  Israel  S. Korea Japan  China  Bahrain, Iraq, Jordan, Kuwait, Qatar, Oman, Saudi Arabia, UAE  Mexico  In-house Head of International Sales  39 international partner XTRAC® clinics (S. Korea, Japan) at 9/30/24  Capital equipment sales preferred model  Usage per device higher than in U.S. market  TheraClear®X equipment sales opportunity  Latin America & European markets untapped  Total International Install Base > 1,700 devices  Markets added in 2023  STRATA’s international markets  16  ($000s)

 XTRAC®: Overview  Safe, effective treatment  150+ peer-reviewed clinical studies  Psoriasis treatment is the number 1 domestic use for XTRAC® lasers – 80% of treatments  Opportunities exist for expanding use for other approved indications like vitiligo and eczema  Clinical support team focused on:  In-office training  Best practices  17

Indicated for Chronic Dermatological Diseases

PSORIASIS



~7.5 million

adults in the US[1,a]

VITILIGO



~2–3 million

adults in the US[2]

ATOPIC DERMATITIS



~16.5 million

adults in the US[3]

Visible skin disorders can limit healthy psychosocial development and have profoundly negative consequences on quality of life[3-5]

1. Armstrong AW et al. *JAMA Dermatol.* 2021;157(8):940-946. [a]Includes people 20 years of age and older.
2. Gandhi K et al. *JAMA Dermatol.* 2022;158(1):43-50.
3. Fuxench ZCC et al. *J Invest Dermatol.* 2019;139(3):583-590.
4. Elbuluk N, Ezzedine K. *Dermatol Clin.* 2017;35:117-128. 5. Armstrong AW, Read C. *JAMA.* 2020;323(19):1945-1960.

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STRATA SKIN SCIENCES

Induces Apoptosis of T cells and Keratinocytes in Psoriatic Plaques

Psoriasis: Autoimmune disease that causes the skin to regenerate faster than normal; characterized by red, itchy scaly patches



XTRAC® Targeted 308nm UVB
T cell
Induces apoptosis in T cells and keratinocytes[1]
Keratinocytes

XTRAC® Psoriasis Clinical Protocol - 6.2 treatments to PASI* 75



Baseline
After 2 tx
After 4 tx

***PASI –** A 75% reduction in the Psoriasis Area and Severity Index (PASI) score (PASI 75) is the current benchmark of primary endpoints for most clinical trials of psoriasis Tx- treatments

1. Abrouk M et al. *Psoriasis Targets Ther*. 2016;6:165-173. 2. Esmat S et al. *Dermatol Clin*. 2017;35:171-192. 3. On CT et al. *Lasers Surg Med*. 2016;48(6):629-637.

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STRATA SKIN SCIENCES

Induces Melanocyte Proliferation and T cell Apoptosis in Vitiligo Patches

Vitiligo: An autoimmune condition due to a loss of melanocytes, characterized by white patches of skin losing its pigment

XTRAC® Targeted 308nm UVB


T cell
Melanocyte
Stimulates melanocyte proliferation and induces T cell apoptosis[2]

XTRAC® Vitiligo Clinical Protocol - >75% repigmentation in less than 20 treatments[1]



Baseline



After 18 tx



After 21 tx

Long lasting results

- ✓ No pigment loss during 2-year follow-up[2]
- ✓ 80% facial repigmentation retention at 3-year follow-up[3]

1. Shi Q et al. *Photodermatol Photoimmunol Photomed.* 2013;29(1):27-33. 2. Esposito M et al. *Clin Exp Dermatol.* 2004;29:133-137. 3. Hong SB et al. *J Korean Med Sci.* 2005;20:273-278
2. Hadi S et al. *Photomed Laser Surg.* 2006; 24(3):354-357
3. Sethi S, Silverberg NB. *J Drugs Dermatol.* 2022;21(7):773-775.

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STRATA SKIN SCIENCES

 Source: National Psoriasis Foundation  XTRAC® is a Preferred Treatment for 90% of Psoriasis Patients (<10% BSA)  21

 Has Clinical and Economic Competitive Advantage  22  XTRAC®  NB-UVB  Topical Steroids  Non-Biologic Systemics  Biologics  Approximate Costs ($)  1K-3K  3K-9K  1K-7K  1K  32K-68K  Clinical Outcomes  92%  71%  75%  48%  50-70%  Speed of Onset  5  10  3  14  12  Days of Actual Care  18  80  294  52  12-65  Remission   2.5 Months  Continued with maintenance  Continued with maintenance  Continued with maintenance  Continued with maintenance  Adverse Events   Mild Temp  Mild Temp  Mild-Mod  Temp –Lasting  Mild-Severe  Temp – Lasting  Mild-Severe  Temp – Lasting  Marchetti A, Bhutani T, Lockshin B, Siegel DM, Behringer F. Therapies for Psoriasis: Clinical and Economic Comparisons. J Drugs Dermatol. 2020 Nov 1;19(11):1101-1108. doi: 10.36849/JDD.2020.5510. PMID: 33196750

 XTRAC® Adds (Delegated)* Reimbursed Recurring Revenue for Dermatology Partners  23  CPT Code  Description  2024 National Average Medicare Payment Rate  96920  Excimer Laser Treatment for Psoriasis (<250 sq cm)  $152.92  96921  Excimer Laser Treatment for Psoriasis (250 - 500 sq cm)  $167.65  96922  Excimer Laser Treatment for Psoriasis (>500 sq cm)  $228.23  Number of Treatment/ Week  20  30  # of Weeks / Year  48  48  Total # of Treatments / Year  960  1440  Average Revenue Per Treatment  $190  $190  Physician Gross Revenue (Annual)  $182,067  $273,100  * Subject to state legislation  ** Patients who are eligible to receive CPT code 10040 services are those with acne lesions such as milia, comedones, cysts, or pustules that require surgical intervention. This may include patients with severe or persistent acne that has not responded to other treatments, or those with large or painful cysts that need to be drained or removed. Determination of the appropriate usage of the CPT code is made by the treating physician.

 TheraClear®X: Overview  Safe, effective treatment  Peer-reviewed clinical studies  Opportunities exist for expanding use for expanding the installed base to clinics using reimbursed acne surgery procedures  Clinical support team focused on:  In-office training  Best practices  24

Acne is the Most Common Skin Condition in Dermatology


#1
skin disease in the US[1]

- **Up to 50 Million Americans** affected annually[2]
- **~85%** of all adolescents experience some degree of acne from the ages of 12 to 24 years[3]
- **>50%** of US women experience acne in their 20s[4]
- Acne occurring in adults is increasing[5]

1. Bickers DR et al. J Am Acad Dermatol. 2006;55:490-500.
2. Tan JKL, Bhate K. Br J Dermatol. 2015;172 (Suppl 1):3-12.
3. White GM. J Am Acad Dermatol. 1998;39:S34-S37.
4. Collier CN et al. J Am Acad Dermatol. 2008;58:56-59.
5. Holzmann R, Shakery K. Skin Pharmacol Physiol. 2014;27 (Suppl 1):3-8.

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STRATA SKIN SCIENCES

Photopneumatic Technology Combines VACUUM with PULSED BROADBAND LIGHT

- Clears bacteria and follicular contents from pilosebaceous unit, C acnes are removed both mechanically and thermally from the active acne lesion. Reduces sebum production



Place
contact with treatment area
Extract
cleans pores by extracting sebaceous and follicular material
Treat
light activates porphyrins to directly reduce C acnes and sebum production
Complete
skin normalizes upon completion



Baseline



After 4 tx

1. Photos courtesy of Suneel Chilukuri, MD.

STRATA SKIN SCIENCES

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NASDAQ: SSKN

Addresses Limitations of Existing Acne Therapies

TheraClear®X

- ✓ Comfortable in-office treatment with no down-time
- ✓ Visible improvement of acne lesions as early as after second treatment
- ✓ Visible improvement of skin texture, pore size, and perilesional erythema after the first few treatments

Systemic and topical acne treatments

- × Are often associated with poor adherence due to forgetfulness, inconvenience, and adverse effects[1,2]
- × Typically require 3 to 6 weeks to achieve visible improvement[3]
- × Can be associated with skin dryness, irritation, burning, and bleaching effects[2]

Treatment regimen

Initiation
4 to 6 treatments, scheduled 1-2 weeks apart

Maintenance
1 to 2 months apart as needed

Procedure

~15 minutes per treatment

No pre-treatment with topical analgesics

Comfortable with **no down time**

Can be **delegated** (depending on state laws)

Time to improvement

Visible improvement of acne lesions **as early as after second treatment**

Visible improvement of skin texture, pore size, and perilesional erythema **after the first few treatments**

1. Snyder S et al. Am J Clin Dermatol. 2014;15(2):87-94. 2. Tuchayi SM et al. Patient Pref Adherence. 2016;10:2091-2096 3. Fox L et al. Molecules. 2016;21:1063. doi:10.3390/molecules21081063. 4. Data on file. STRATA Skin Sciences.

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TheraClear®X Adds (Delegated)* Reimbursed Recurring Revenue for Dermatology Partners  28  CPT Code  Description  2024 National Average Medicare Payment Rate  10040  Acne Surgery, which Involves the opening or removal of multiple milia, comedones, cysts and pustules.  $114.61  Number of Treatment/ Week  20  30  # of Weeks / Year  48  48  Total # of Treatments / Year  960  1,440  Average Revenue Per Treatment  $114.61  $114.61  Physician Gross Revenue (Annual)  $110,025.60  $165,038.40  * Subject to state legislation  ** Patients who are eligible to receive CPT code 10040 services are those with acne lesions such as milia, comedones, cysts, or pustules that require surgical intervention. This may include patients with severe or persistent acne that has not responded to other treatments, or those with large or painful cysts that need to be drained or removed. Determination of the appropriate usage of the CPT code is made by the treating physician.

 SUMMARY

 Financial Metrics  Unaudited quarterly results  30  2019  2020  2021  2022  Q1 2023  Q2 2023   Q3 2023  Q4 2023  FY 2023  Q1 2024  Q2 2024  Q3 2024  U.S. Gross Recurring Revenue  $24,590  $16,901  $22,071  $22,271  $4,735  $5,057  $4,883  $4,947  $19,622  $4,578  $4,735  $4,799  U.S. Installed Base (XTRAC® Devices)   820  832  890  909  916  930  929  923  923  907  882  873  Average Gross Recurring Revenue/device/Qtr  $7,497  $5,078  $6,200  $6,125  $5,169  $5,438  $5,256  $5,360  $5,315  $5,047  $5,369  $5,497                                Revenues, net  $31,586  $23,090  $29,977  $36,161  $7,567  $8,250  $8,852  $8,689  $33,358  $6,754  $8,435  $8,797  Cost of revenues  11,316   8,956   10,127   14,393   3,179   3,932   3,898   3,888   14,897   3,674  3,498  3,490  Gross profit  20,270   14,134   19,850   21,768   4,388   4,318   4,954   4,801   18,461   3,080  4,937  5,307                                Operating expenses:                             Engineering and product development  1,002   1,274   1,434   1,029   315   374   248   380   1,317   241  199  243  Selling and marketing  12,003   9,038   13,106   15,301   3,742   3,416   3,038   2,760   12,956   3,018  3,014  3,048  General and administrative  10,275   7,898   9,712   10,087   2,917   2,490   2,283   2,818   10,508   2,710  2,210  1,888  Impairment of goodwill  -   -   -  -  -  -  -  2,284   2,284   5,969  -  -   Total Expenses  $23,280  $18,210  $24,252  $26,417  $6,974  $6,280  $5,569  $8,242  $27,065  $11,938  $5,423  $5,179  Loss from operations  ($3,010)  ($4,076)  ($4,402)  ($4,649)  ($2,586)  ($1,962)  ($615)  ($3,441)  ($8,604)  ($2,889)  ($486)  $128  Non-GAAP adjusted EBITDA  $3,036   $1,492   $1,467   $2,557   ($759)  ($95)  $1,291   $520   $957   ($1,279)  $1,012  $1,493  Net cash provided (used) by operating activities  $2,229   $2,096   $1,508   ($924)  ($1,203)  $175  $(997)   $1,506   ($519)  ($804)  $591  ($515)   (All numbers below in $'000s except for U.S. Installed Base)

 STRATA Investment Summary   Unique and Proven Business Model  Best-in-class Excimer Laser technologies  Recurring revenue driven by DTC and growing installed base  Installed base of 873 XTRAC® domestic devices for Psoriasis, Vitiligo, and Eczema treatments  Installed base of 135 TheraClear®X domestic devices for Acne treatments  Installed base of ~1700 XTRAC® and VTRAC® devices internationally  Providing “business in a box” for dermatology practices without an upfront capital spend by practices  Over 300 peer-reviewed, published clinical studies  A Win-Win-Win Business Model  For patients – safest, most effective, minimal side effects  For clinics – stable increased revenue base   For Payers – the cheapest treatment available   Opportunity for Renewed Growth in U.S. in Recurring Revenue per Device  Re-emphasis on DTC marketing in U.S. with near-term opportunity of increasing recurring revenue/device by 40%  More rigorous sales and marketing strategy and process in place  Both initiatives could collectively grow revenue by double digit percent and help return the company to positive cash flow  31

 THANK YOU!  Investor Contact:  CORE IR  516-222-2560  IR@strataskin.com  www.strataskinsciences.com

 APPENDIX

 Acquisitions to Drive Top-line Growth  January 2022  August 2021  $3.7M Acquisition  Minimal acquisition cost compared to exclusivity in external laser market  $1M Acquisition  Adds attractive business segment to address $5.5B acne market  34

   Domestic XTRAC® Installed Base Growth Drivers  873  2286  370  As of 9/30/2024  Signed strategic expansion into group clinic rollups  Within the 48 groups:  61 TheraClear®X devices  Penetration grew from 86 in 2018 to 386 in 2023  Group partnership accounts represent 37% of XTRAC® domestic recurring revenue  XTRAC®Partners  GroupClinics  35  Representative PE Backed Groups:  Over 250 comeback opportunities of existing excimer laser owners  Increased penetration into facility locations (e.g. Kaiser, VA, and Mt. Sinai)

 Example – NYC Metro Area XTRAC® Placements and DTC Leads (1Q24)   36  Metro NYC XTRAC® installed base   Metro NYC 1Q24 DTC Patient Leads

 Psoriasis Case Study: Patient I.B., Lewisburg, PA  37  Treatment Room  After  Before